                       SEVENTH AMENDMENT TO REVOLVING CREDIT,
                      TERM LOAN AND GOLD CONSIGNMENT AGREEMENT

     Seventh Amendment dated as of June 28, 1999 (the "Amendment") amending that certain Revolving Credit, Term Loan and Gold Consignment Agreement dated as of December 16, 1996 (as amended and in effect from time to time, the "Credit Agreement"), by and among COMMEMORATIVE BRANDS, INC. (f/k/a Scholastic Brands, Inc.), a Delaware corporation (the "Borrower"), BANKBOSTON, N.A. (f/k/a The First National Bank of Boston and successor by merger to Rhode Island Hospital Trust National Bank), RHODE ISLAND HOSPITAL TRUST NATIONAL BANK, a national banking association, and the other financial institutions listed on SCHEDULE 1 to the Credit Agreement (collectively, the "Banks"); and BANKBOSTON, N.A. as agent for itself and the Banks. Capitalized terms used herein and which are not otherwise defined shall have the respective meanings ascribed thereto in the Credit Agreement.

     WHEREAS, the Borrower and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Amendment;

     NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1. AMENDMENT TO SECTION 1 OF THE CREDIT AGREEMENT. SECTION 1.1 of the Credit Agreement is hereby amended as follows:

                 (a) The definition of "Borrowing Base" is hereby amended in its entirety to read as follows:

                      "BORROWING BASE.  At the relevant
                 time of reference thereto, an amount determined by the Dollar Agent by reference to the most recent Borrowing Base Report delivered to the Banks and the Agents pursuant to
                 Section 11.4(f), which is equal to the sum of, without duplication:

                      (a) 90% of the Fair Market Value of the Precious Metal content of Eligible Inventory held by the Borrower at Borrower Permitted Inventory Locations, PLUS

                      (b) 70% of the Fair Market Value of the Precious Metal content of Eligible Inventory held by, or in transit to or from, Specified Refiners (net of any amounts advanced by such Specified Refiners to the Borrower and included in Eligible Inventory held by the Borrower at Borrower Permitted Inventory Locations), PLUS

                      (c) 80% of the Fair Market Value of Silver and Platinum contained in Eligible Inventory and held by the Borrower at Borrower Permitted Inventory Locations, PLUS

                      (d) 50% of the net book value (determined on a first-in first-out basis at lower of cost or market) of non-precious metals contained in Eligible Inventory and held by the Borrower at Borrower Permitted Inventory Locations, PLUS

                      (e) 30% of the net book value (determined on a first-in first-out basis at lower of cost or market) of the value of precious and semi-precious stones contained in Eligible Inventory and held by the Borrower at Borrower Permitted Inventory Locations, PLUS

                      (f) 30% of the net book value (determined on a first-in first-out basis at lower of cost or market) of Eligible Inventory consisting of raw material paper products or graphics inventory (excluding work-in-process and finished goods inventory) and held by the Borrower at Borrower Permitted Inventory Locations, PLUS

                      (g) the lesser of (i) 40% of the Fair Market Value of the Precious Metal content of Eligible Inventory constituting samples held in the ordinary course of business by sales representatives or at retail locations and (ii) $1,000,000, PLUS

                      (h) 80% of Eligible Accounts Receivable for which invoices have been issued and are payable, PLUS

                      (i)  the Overadvance Amount, MINUS

                      (j)  $500,000, MINUS

                      (k)  Reserves."

                 (b) The definition of "Consolidated Net Worth" is hereby deleted in its entirety.

                 (c) The definition of "Consolidated Total Assets" is hereby deleted in its entirety.

                 (d) The definition of "Consolidated Total Liabilities" is hereby deleted in its entirety.

                 (e) SECTION 1.1 of the Credit Agreement is hereby further amended by inserting the following definitions in the appropriate alphabetical order:

                 "OVERADVANCE AMOUNT. $4,000,000 until the Overadvance Termination Date and at all times thereafter $0."

                 "OVERADVANCE DATE. The date on which the Overadvance Amount is first utilized by the Borrower."

                 "OVERADVANCE TERMINATION DATE. The earlier to occur of (i) one hundred twenty (120) days after the Overadvance Date and
     (ii) December 30, 1999."

                 "RESERVES. As determined by the Agent, such amounts as the Agent may from time to time establish and revise (a) to reflect events, conditions, contingencies or risks which do or may (i) adversely affect either (A) any Collateral, the rights of the Agent or any of the Banks in any Collateral or its value or (B) the security interest and other rights of the Agent or any of the Banks in the Collateral (including the enforceability, perfection and priority thereof) or (ii) adversely affect in any material respect the assets (other than any Collateral) or business or financial condition of any of the Borrower or any of its Subsidiaries or (b) to reflect the belief of the Agent that any Borrowing Base Report or other collateral report or financial information furnished by or on behalf of the Borrower to the Agent or any of the Banks is or may have been incomplete, inaccurate or misleading in any material respect."

     Section 2.  AMENDMENT TO SECTION 8.1 OF THE CREDIT AGREEMENT.
SECTION 8.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

     "8.1  INTEREST ON LOANS.  Except as otherwise provided in Section 8.20,

                 (a) Each Base Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at a rate per annum equal to the sum of (i) the Base Rate PLUS (ii) the Base Rate Applicable Margin.

                 (b) Each Eurodollar Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at a rate per annum equal to the sum of (i) the Eurodollar Rate PLUS (ii) the Eurodollar Applicable Margin.

                 (c) The Borrower promises to pay interest on each Loan in arrears on each Interest Payment Date with respect thereto.

Notwithstanding the foregoing, to the extent that the Outstanding Facility Amounts exceed the Borrowing Base MINUS the Overadvance Amount, Revolving Credit Loans equal to the amount of such excess shall bear interest at a rate per annum equal to the sum of (i) the Base Rate PLUS (ii) three percent (3%)."

     Section 3. ADDITION TO SECTION 10 OF THE CREDIT AGREEMENT. The following new SECTION 10.22 is hereby added to the Credit Agreement:

                 "10.22. YEAR 2000 PROBLEM. The Borrower and its Subsidiaries have reviewed the areas within their businesses and operations which could be adversely affected by, and have developed a program which shall be in effect on or before September 30, 1999 to address the "Year 2000 Problem" (i.e. the risk that computer applications used by the

     Borrower or any of its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999). Based upon such review, the Borrower reasonably believes that the "Year 2000 Problem" will not have any materially adverse effect on the business or financial condition of the Borrower or any of its Subsidiaries. In addition, the Borrower shall, within 30 days after written request by the Agent, provide to the Banks a written report summarizing in reasonable detail the Borrower's actions to comply with this covenant and the results of such actions."

     Section 4. AMENDMENT TO SECTION 11.4 OF THE CREDIT AGREEMENT. SECTION 11.4(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

                 "(b) as soon as practicable, but in any event not later than (i) with respect to the fiscal quarters of the Borrower ending in May and ending in November, forty (40) days after the end of each such fiscal quarters of the Borrower and (ii) with respect to any other fiscal quarters of the Borrower, forty-five (45) days after the end of each such fiscal quarters of the Borrower, copies of the unaudited consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such quarter, and the related consolidated statement of income and consolidated statement of cash flow for the portion of the Borrower's fiscal year then elapsed, all in reasonable detail and prepared in accordance with generally accepted accounting principles, together with a certification by the principal financial or accounting officer or treasurer of the Borrower that the information contained in such financial statements fairly presents the financial position of the Borrower and its Subsidiaries on the date thereof (subject to year-end adjustments);

     Section 5.  AMENDMENT TO SECTION 12.12 OF THE CREDIT AGREEMENT.  Section
12.12 of the Credit Agreement is hereby amended in its entirety to read as follows:

                 "12.12 TRANSACTIONS WITH AFFILIATES. The Borrower will not, nor will the Borrower permit or suffer any of its Subsidiaries to, conduct any transactions among themselves or with any Affiliates of the Borrower, other than (a) payment of the CH Management Fee in an aggregate amount not to exceed $1,500,000 during any fiscal year of the Borrower so long as the Agent has received certificates from the Borrower, in form and substance satisfactory to the Agent, evidencing that (i) no Event of Default shall have occurred and be continuing and none would result from the making thereof and (ii) the Short Term Revolving Credit Note has been paid in full and (iii) the Modified Funded Debt Ratio is greater than 1.10:1.00, PROVIDED, HOWEVER, subject to (i), (ii) and (iii) above, any portion of such amount not paid during any fiscal year may be paid in any subsequent fiscal year, (b) transactions with Oakley Insurance Group regarding the Borrower's insurance policies and coverage upon terms not materially less favorable to the Borrower or such Subsidiary than it could obtain in a comparable arm's-length transaction with a party other than Oakley Insurance Group, (c) a Permitted Preferred Stock Replacement, (d) transactions among the Borrower and its Subsidiaries, (e) any Permitted Employee Stock Repurchases, (f) any Permitted Capital Stock Repurchase, (g) transactions constituting Investments permitted by Sections 12.3(h) or (o) hereof, (h) transactions in the ordinary course of the Borrower's or such Subsidiary's business, consistent with past practices, and upon terms not materially less favorable to the Borrower or such Subsidiary than it could obtain in a comparable arm's-length transaction with a party other than the Borrower, such Subsidiary or such Affiliate and (i) entering into an Indemnification Agreement."

     Section 6.  AMENDMENT TO SECTION 13.1 OF THE CREDIT AGREEMENT.  SECTION
13.1 OF THE CREDIT AGREEMENT IS HEREBY AMENDED BY REPLACING THE TABLE APPEARING THEREIN WITH THE FOLLOWING TABLE:



                        PERIOD                        RATIO
                        ------                        -----

                        8/31/99                       3.30:1.00
                        11/30/99                      3.50:1.00
                        2/28/00 - 8/31/00             3.30:1.00
                        11/30/00 and thereafter       2.30:1.00



     Section 7.  AMENDMENT TO SECTION 13.2 OF THE CREDIT AGREEMENT.  SECTION
13.2 of the Credit Agreement is hereby amended by replacing the table appearing therein with the following table:



                        PERIOD                        AMOUNT
                        ------                        ------
                        8/31/99                       $17,000,000
                        11/30/99                      $15,091,000
                        2/28/00                       $17,064,000
                        5/31/00                       $20,206,000
                        8/31/00                       $21,877,000
                        11/30/00 - 8/31/01            $23,500,000
                        11/30/01 - 8/31/02            $24,000,000
                        11/30/02 - 8/31/03            $24,500,000
                        11/30/03 and thereafter       $25,000,000


     Section 8.  AMENDMENT TO SECTION 13.3 OF THE CREDIT AGREEMENT.  SECTION
13.3 of the Credit Agreement is hereby amended by replacing the table appearing therein with the following table: July 12, 1999

                        Fiscal Year                   Amount

                        1999                          $5,750,000
                        2000                          $5,100,000
                        2001 and thereafter           $3,500,000


     Section 9.  AMENDMENT TO SECTION 13.4 OF THE CREDIT AGREEMENT.  SECTION
13.4 of the Credit Agreement is hereby amended by replacing the table appearing therein with the following table:


                        PERIOD                        RATIO
                        ------                        -----

                        8/31/99                       1.00:1.00
                        11/30/99 - 2/28/00            1.00:1.00
                        5/31/00                       1.10:1.00
                        8/31/00                       1.25:1.00
                        11/30/00 - 8/31/01            1.60:1.00
                        11/30/01 and thereafter       1.75:1.00


     Section 10. AMENDMENT TO SECTION 13.5 OF THE CREDIT AGREEMENT.  SECTION
13.5 of the Credit Agreement is hereby amended in its entirety to read as follows:

                              [Intentionally omitted].

     Section 11. CONDITIONS TO EFFECTIVENESS. This Amendment shall not become effective until the Agent receives the following:

                 (a) a counterpart of this Amendment, executed by the each of the Borrower, the Agent and the Majority Banks;

                 (b) an amendment fee of $143,000 paid by the Borrower for the PRO RATA account of each Bank based on such Bank's percentage of the Total Commitment; and

                 (c) evidence that the Borrower has received not less than $8,500,000 of additional equity on terms and conditions satisfactory to the Agent.

     Section 12. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Borrower contained in the Credit Agreement were true and correct when made and continue to be true and correct on and as of the date hereof as if made on the date hereof except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and to the extent that such representations and warranties relate expressly to an earlier date. No Default or Event of Default has occurred and is continuing.

     Section 13. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

     Section 14. RELEASE. The Borrower, on its own behalf and on behalf of its successors and assigns, hereby waives, releases and discharges the Agent and each Bank and all of the affiliates of the Agent and each Bank, and all of the directors, officers, employees, attorneys and agents of the Agent, each Bank and such affiliates, from any and all claims, demands, actions or causes of action (known and unknown) arising out of or in any way relating to the Loan Documents and any documents, agreements, dealings or other matters connected with the Credit Agreement, in each case to the extent arising (x) on or prior to the date hereof or (y) out of, or relating to, actions, dealings or matters occurring on or prior to the date hereof. The waivers, releases, and discharges in this SECTION 13 shall be effective regardless of whether the conditions to this Amendment are satisfied and regardless of any other event that may occur or not occur after the date hereof.

     Section 15. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or the Banks consequent thereon.

     Section 16. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     Section 17. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

COMMEMORATIVE BRANDS, INC. (f/k/a Scholastic
Brands, Inc.)


BY:  /s/ C. W. WALLS
     ---------------------------
     NAME:  C. W. WALLS
     TITLE: TREASURER


BANKBOSTON, N.A. (f/k/a The First National Bank of Boston and successor by merger to Rhode
Island Hospital Trust National Bank), individually and as Agent


BY:   /s/ ROBERT J. BRANDOW
     ---------------------------
     NAME:  ROBERT J. BRANDOW
     TITLE: MANAGING DIRECTOR


LASALLE BANK NATIONAL ASSOCIATION


BY:   /s/ DAVID P. GIBSON
     ---------------------------
     NAME:  DAVID P. GIBSON
     TITLE: VICE PRESIDENT


BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC.
(f/k/a CREDITANSTALT-BANKVEREIN)


BY:   /s/ JOHN G. TAYLOR
     ---------------------------
     NAME:  JOHN G. TAYLOR
     TITLE: SENIOR ASSOCIATE


BY:   /s/ ROBERT M. BIRINGER
     ---------------------------
     NAME:  ROBERT M. BIRINGER
     TITLE: EXECUTIVE VICE PRESIDENT

FLEET PRECIOUS METALS INC.

BY:   /s/ MICHAEL F. O'NEILL
     ---------------------------
     NAME:  MICHAEL F. O'NEILL
     TITLE: BANKING OFFICER


HELLER FINANCIAL, INC.


BY:   /s/ JOHN FINNERTY
     ---------------------------
     NAME:  JOHN FINNERTY
     TITLE: SENIOR VICE PRESIDENT


FLEET BUSINESS CREDIT CORPORATION
(f/k/a SANWA BUSINESS CREDIT CORPORATION)


BY:   /s/ MICHAEL F. O'NEILL
     ---------------------------
     NAME:  MICHAEL F. O'NEILL
     TITLE: VICE PRESIDENT


UNION BANK OF CALIFORNIA, N.A.

BY:   /s/ EMILY DENNY MCKNIGHT
     ---------------------------
     NAME:  EMILY DENNY MCKNIGHT
     TITLE: VICE PRESIDENT